EXHIBIT 10.50

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of June 10, 2005 (the “First Amendment”) among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”), the various financial institutions parties hereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and amends that certain Credit Agreement dated as of May 20, 2004 (as the same may be amended or modified from time to time, the “Credit Agreement”).

R E C I T A L S

WHEREAS, the Borrower has requested the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, on the terms and conditions specified herein;

WHEREAS, the Borrower desires to refinance and replace all outstanding Term Loans under the Credit Agreement with a new class of Term B Loans under the Credit Agreement (the “Term B Loans”) up to an aggregate principal amount of $496,250,000, having identical terms with, and having the same rights and obligations under the Loan Documents, as the Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Loan Lender who executes and delivers a consent to this First Amendment shall be deemed, upon the effectiveness of this First Amendment, to have exchanged its Term Loan Commitment and Term Loans (which Term Loan Commitment and Term Loans shall thereafter be deemed terminated, it being understood and agreed, however, that, notwithstanding anything set forth herein to the contrary, the Term B Commitments and Term B Loans amend and restate in their entirety, and are not in payment or satisfaction of, the Term Loan Commitments and the Term Loans and there is no novation of the Term Loan Commitments or the Term Loans) for a Term B Commitment (a “Term B Commitment”) and Term B Loans in the same aggregate principal amount as such Lender’s outstanding Term Loans as set forth in Schedule 2.01 to the Credit Agreement as in effect immediately prior to the Term B Facility Effective Date and such Lender shall thereafter become a Term B Lender (each, in such capacity, a “Term B Lender”);

WHEREAS, each Person who executes and delivers a consent to this First Amendment as a term loan lender other than pursuant to an exchange of term loans described in Section 2.01(a)(ii) of the Credit Agreement as amended hereby (each, in such capacity, an “Additional Term B Lender”), will make Term B Loans on the Term B Facility Effective Date (as defined below) (each, an “Additional Term B Loan”) to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule 2.01 to the Credit Agreement under the caption Additional Term B Loans, as amended as of the Term B Facility Effective Date, the proceeds of which will be used by the Borrower to refinance in full the outstanding principal amount of Term Loans of Term Loan Lenders, if any, who do not execute and deliver a consent to this First Amendment, it being understood that an Additional Term B Lender may be a Term Loan Lender prior to the Term B Facility Effective Date;

WHEREAS, the Borrower shall pay to each Term Loan Lender all accrued and unpaid interest on its Term Loans to the Term B Facility Effective Date on such Term B Facility Effective Date;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

2. Amendment. The Credit Agreement is hereby amended as follows:

(a) The definition of the term “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all Revolving Lenders. As of June 30, 2005, the Aggregate Revolving Commitments are $1,350,000,000.

(b) The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Applicable Rate” means in the case of Credit Extensions under the Revolving Commitment, from time to time, the following rates per annum (expressed in basis points), based upon the Total Leverage Ratio as set forth below:

Applicable Rate

Pricing Level	Total Leverage Ratio	Unused Fee	Eurodollar Rate + Letters of Credit	Base Rate +
1	> 4.50	37.5	175.0	50.0
2	4.00 < x ≤ 4.50	30.0	150.0	25.0
3	3.50 < x ≤ 4.00	25.0	125.0	0.00
4	3.00 < x ≤ 3.50	25.0	100.0	0.00
5	≤ 3.00	20.0	75.0	0.00

The Applicable Rate for Term B Loans shall be 150 basis points per annum in the case of Eurodollar Rate Loans and 25 basis points in the case of Base Rate Loans.

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) in the case of the first three fiscal quarters of any fiscal year and immediately following the date a certification of the Total Leverage Ratio is delivered pursuant to Section 6.02(c) in the case of the final quarter of any fiscal year; provided, however, that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(b) or a certification of Total Leverage Ratio is not delivered when due in accordance with Section 6.02(c), then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day after the date such certificate is delivered.

(c) The definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “plus the Borrower’s share of any net income before any pre-opening expenses of MDDC” and replacing it with the phrase “plus the Borrower’s share of any MDDC Adjusted Net Income” and by inserting the phrase “or other future mergers or acquisitions” after the word “Merger” and prior to the final parenthetical phrase of such definition.

(d) The definition of the term “EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“EBITDA” means, for any period, a Person’s consolidated earnings before depreciation, amortization, interest expense, pre-opening expenses, non-cash stock based compensation expense, non-cash rent expense, extraordinary items and taxes, all as determined in accordance with GAAP.

(e) The definition of the term “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by deleting the figure “$30,000,000” and replacing it with the figure “$75,000,000.”

(f) The definition of the term “Revolving Loan Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Revolving Loan Maturity Date” means June 30, 2010.

(g) The definition of the term “Swing Line Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by deleting the figure “$30,000,000” and replacing it with the figure “$50,000,000.”

(h) The definition of the term “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Term B Commitment” means, as to each Term B Lender at any time, its obligations to make Term B Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 hereto under the caption “Total Term B Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.”

(i) The definition of the term “Term Loan Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Term Loan Lender” means any Term B Lender.

(j) The definition of the term “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Term Loan” means a Loan made by any Term B Lender.

(k) The definition of the term “Term Loan Maturity Date” is hereby amended and restated to read in its entirety as follows:

“Term Loan Maturity Date” means, in the case of the Term B Loans made on the Term B Facility Effective Date, June 30, 2011.

(l) The definition of the term “Term Note” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Term B Note” means a promissory note of the Borrower payable to the order of any Term B Lender, in substantially the form of Exhibit C-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term B Loans made or deemed made by such Lender.”

(m) The following definitions shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical sequence:

“Additional Term B Commitment” means, as to each Additional Term B Lender, the commitment of such Additional Term B Lender to make Additional Term B Loans on the Term B Facility Effective Date, in an amount set forth next to the name of such Additional Term B Lender on Schedule 2.01 thereto under the caption “Additional Term B Commitment”.

“Additional Term B Lender” means a Person with an Additional Term B Commitment to make Additional Term B Loans to the Borrower on the Term B Facility Effective Date, it being understood that an Additional Term B Lender may also be an Original Term Loan Lender.

“Additional Term B Loan” means a term loan or term loans made pursuant to Section 2.01(a)(iii) of this Agreement on the Term B Facility Effective Date.

“First Amendment” means the First Amendment to Credit Agreement, dated as of June 10, 2005, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” is defined in Section 4.1 of the First Amendment.

“MDDC Adjusted Net Income” means, for any period, the net income of MDDC plus (i) any pre-opening expenses during such period, plus (or minus) (ii) any loss or gain arising from a change in GAAP during such period, plus (iii) any charges for the early retirement of debt during such period, plus (or minus) (iv) any non-recurring, non-cash losses or gains during such period.

“Minimum Title Insurance Amount” means at any date, $1,500,000,000 minus the amount of all scheduled repayments and optional prepayments (exclusive of any such amounts that were refinanced) of Original Term Loans and Term B Loans hereof on or prior to such date.

“Original Term Loan” means the aggregate outstanding principal amount of the “Term Loans” as defined hereunder prior to the First Amendment Effective Date.

“Original Term Loan Commitment” means, as to each Original Term Loan Lender, its Pro Rata Share of the Original Term Loan as set forth in the records of the Administrative Agent.

“Original Term Loan Lender” means any Lender that holds an Original Term Loan and/or an Original Term Loan Commitment.

“Term B Facility Effective Date” is defined in Section 4.2 of the First Amendment.

“Term B Lender” means, collectively, (a) each Term Loan Lender that executes and delivers a consent to the First Amendment on or prior to the Term B Facility Effective Date and (b) each Additional Term B Lender.

“Term B Loan” means a term loan or term loans made pursuant to Sections 2.01(a)(i) or 2.01(a)(iii) or deemed made pursuant to Section 2.01(a)(ii).

(n) Section 2.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) The Term Loans. (i) Each Original Term Loan Lender has advanced to the Borrower one or more loans in an amount equal to its Pro Rata Share of the Original Term Loan Commitment. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

(ii) Subject to the terms and conditions hereof, each Original Term Loan Lender with a Term B Commitment severally agrees to exchange its Original Term Loans for a like principal amount of Term B Loans on the Term B Facility Effective Date, and from and after the Term B Facility Effective Date such Original Term Loans shall be deemed refinanced in full and such Term B Loans shall be deemed made hereunder.

(iii) Subject to the terms and conditions hereof, each Additional Term B Lender severally agrees to make Additional Term B Loans to the Borrower on the Term B Facility Effective Date in a principal amount not to exceed its Additional Term B Commitment on the Term B Facility Effective Date. The Borrower shall refinance all outstanding Original Term Loans of Original Term Loan Lenders that do not execute and deliver a consent to the First Amendment on the Term B Facility Effective Date with the gross proceeds of the Additional Term B Loans.

(iv) The Borrower hereby irrevocably authorizes and directs the Administrative Agent to apply the proceeds of the Additional Term B Loans made on the Term B Facility Effective Date to refinance and replace the Original Term Loans of the Original Term Loan Lenders that do not execute and deliver a consent to the First Amendment on the Term B Facility Effective Date.

(v) On the Term B Facility Effective Date the Borrower shall pay all accrued and unpaid interest on the Original Term Loans to the Original Term Loan Lenders; provided, however, it is understood that the existing Interest Periods of the Term Loans prior to the Term B Facility Effective Date shall continue on and after the Term B Facility Effective Date and shall accrue interest at the Applicable Rate in effect on and after the Term B Facility Effective Date.

(vi) Upon the Term B Facility Effective Date, the Term B Loans shall have the same terms, rights and obligations as the Original Term Loans as set forth in the Loan Documents, except as modified by the First Amendment, and all references to “Term Loans”, “Term Loan Commitment”, “Term Note” and “Term Loan Lenders” in the Loan Documents shall be deemed to be references to “Term B Loans”, “Term B Commitment”, “Term B Note” and “Term B Lenders”, respectively.”

(o) Section 2.07(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a) The Borrower shall make repayments of the Term B Loans on the last day of each fiscal quarter of the Borrower, commencing June 30, 2005 in an amount equal to $1,250,000 plus, in the event that the Term B Commitment shall be increased pursuant to Section 2.14, 0.25% of the aggregate principal amount of Increased Term Loans advanced on any Increase Effective Date. The Borrower shall repay the outstanding principal amount of all Term B Loans on the Term B Loan Maturity Date.

(p) Effective on the date on which the Borrower notifies the Administrative Agent that it has received all regulatory approvals necessary in connection therewith, Section 2.14(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(a) Provided there exists no Default, upon notice to the Administrative Agent the Borrower may from time to time request an increase in the Revolving Commitment or Term B Loans (or other term loans) in accordance with this Section (the amount of any such increase, the “Increased Revolving Commitment” or “Increased Term Loan”, as applicable). The aggregate amount of all increases shall not exceed $500,000,000 (it being acknowledged and agreed that such amount is in addition to any increase made pursuant to this section as of or prior to the First Amendment Effective Date). Any such request for an increase shall be in a minimum amount of $5,000,000.”

(q) Section 6.02(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under Article VII hereof or, if any such Default shall exist, stating the nature and status of such event;

(r) Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: “Proceeds of the Term B Loans shall be used solely to refinance and replace the Term Loans.”

(s) Section 6.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

6.14 Significant Subsidiaries. Promptly upon the determination that any Subsidiary other than Omaha Partners has become a Significant Subsidiary, the Borrower shall cause such Significant Subsidiary to execute and deliver to the Administrative Agent for the benefit of the Lenders (i) an amendment to the Guaranty, if such Subsidiary is not already a party thereto, joining such Subsidiary as a party thereto, (ii) legal opinions in form and substance satisfactory to the Administrative Agent, and (iii) the documentation required by clauses (xiii) and (xiv) of Section 4.01(a) hereof in respect of such Subsidiary.

(t) There shall be added to the Credit Agreement a new Section 6.15 reading in its entirety as follows:

6.15 Title Insurance. Until the Aggregate Commitments shall have permanently been reduced below the Minimum Title Insurance Amount, the Borrower shall maintain Title Policies with aggregate coverage in an amount equal to the Minimum Title Insurance Amount. It is understood and agreed that no incremental title insurance shall be required with respect to the increase of the Aggregate Revolving Commitments from $1,100,000,000 to $1,350,000,000 pursuant to the First Amendment or with respect to any subsequent increase of the Aggregate Revolving Commitments pursuant to Section 2.14. It is further agreed that if the aggregate amount of title insurance coverage shall fall below the Minimum Title Insurance Amount (or if the Aggregate Commitments shall have permanently been reduced below such amount, such lesser amount) as a result of repayment of the Term B Loans, additional title insurance shall be required to bring the aggregate coverage back to the Minimum Title Insurance Amount (or such lesser amount).

(u) Section 7.02(i) of the Credit Agreement is hereby amended by deleting the figure “$250,000,000” in clause (i) thereof and replacing it with the figure “$400,000,000.”

(v) Section 7.06(d) of the Credit Agreement is hereby amended by deleting the figure “$35,000,000” in clause (i) thereof and replacing it with the figure “$60,000,000.”

(w) A new proviso shall be added to the end of clause (a) of Section 7.09 of the Credit Agreement reading in its entirety as follows:

“and provided, further, that the foregoing clause (a) shall not apply to any non-recourse Indebtedness permitted under Section 7.03(d) of any Subsidiary formed or acquired after June 1, 2005 which is not a Significant Subsidiary so long as any negative pledge in favor of the holder of any such Indebtedness relates solely to the property financed by or the subject of such Indebtedness and so long as no assets having a value of more than $1,000,000 or a value over $10,000,000 in the aggregate of the Borrower and the Guarantors are transferred to any such Subsidiary during the term of this Agreement;”

(x) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.10 [Intentionally omitted].

(y) Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Senior Leverage Ratio. Permit the Senior Leverage Ratio on the last day of any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Senior Leverage Ratio
June 30, 2005 through June 30, 2007	3.50 to 1.00
September 30, 2007 and December 31, 2007	3.25 to 1.00
March 31, 2008 and each fiscal quarter thereafter	3.00 to 1.00

(z) Section 7.11(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Total Leverage Ratio. Permit the Total Leverage Ratio on the last day of any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
June 30, 2005 through March 31, 2009	5.00 to 1.00
June 30, 2009 and each fiscal quarter thereafter	4.50 to 1.00

(aa) Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.12 [Intentionally omitted.]

(bb) Exhibit C-1 of the Credit Agreement is hereby amended and restated in its entirety in the form of new Exhibit C-1 attached hereto.

(cc) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of new Schedule 2.01 attached hereto.

3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this First Amendment:

3.1 Authorization. The execution, delivery and performance by the Borrower of this First Amendment has been duly authorized by all necessary action, and this First Amendment has been duly executed and delivered by the Borrower.

3.2 Binding Obligation. This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

3.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this First Amendment will not (a) contravene the Organizational Documents of the Borrower; (b) contravene any contractual restriction binding on or affecting the Borrower or its property which contravention would have a Material Adverse Effect; (c) contravene any court decree, order or Legal Requirement binding on or affecting the Borrower; or (d) result in, or require the creation or imposition of, any Lien on any of the Borrower’s properties. Except as have been obtained prior to the date hereof and subject to Section 2(p) hereof, no authorization or approval of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this First Amendment, or the transactions contemplated hereby.

3.4 Incorporation of Certain Representations. After giving effect to the terms of this First Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

4. Conditions, Effectiveness.

4.1 Conditions. This First Amendment shall become effective as of the date fist written above (the “First Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by each of the Revolving Lenders.

(b) The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.

(c) The Administrative Agent shall have received a fee on behalf of each Revolving Lender (including the Administrative Agent) who has returned an executed Consent of Lender in the form of Exhibit B to the Administrative Agent or its counsel, Mayer, Brown, Rowe & Maw LLP, by 5:00 p.m., Los Angeles time, on June 15, 2005, which fee shall be in an amount equal to 0.05% of such Revolving Lender’s aggregate Revolving Commitment under the Credit Agreement (without giving effect to the $250,000,000 increase of the Aggregate Revolving Commitments pursuant to this First Amendment).

(d) The Administrative Agent shall have received a fee on behalf of each Revolving Lender (including the Administrative Agent) who has increased its Revolving Commitment in an amount equal to 0.125% of such incremental amount.

(e) The Administrative Agent shall have received new Revolving Notes from the Borrower in favor of each Revolving Lender that has increased its Revolving Commitment or assumed a new Revolving Commitment and requested a new Revolving Note.

(f) To the extent determined necessary by the Administrative Agent, the Administrative Agent shall have received executed counterparts of amendments to the Deeds of Trust reflecting the terms of this First Amendment.

(g) The Administrative Agent shall have received payment of all fees and expenses payable to it and its counsel in connection with this First Amendment.

4.2 Term B Loans. Notwithstanding the provisions in Section 4.1 of this First Amendment, the portions of this First Amendment relating to the refinancing and replacement of the Term Loans with the Term B Loans shall become effective as of the date (the “Term B Facility Effective Date”) when, and only when, each of the following conditions set forth in this Section 4.2 shall have been satisfied to the satisfaction of the Administrative Agent:

(a) The First Amendment Effective Date shall have occurred.

(b) The Administrative Agent shall have received a Consent of Lender from each Original Term Loan Lender, or in lieu of one or more Original Term Loan Lenders, one or more Additional Term B Lenders providing Additional Term B Commitments in an amount sufficient to refinance all of the principal of the Original Term Loans owed to such non-consenting Original Term Loan Lenders.

(c) Each Term B Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this First Amendment, evidencing the Term B Loans.

(d) Simultaneously with the making of the Term B Loans, the Borrower shall have paid to all the Original Term Loan Lenders all accrued and unpaid interest on the Term Loans to the Term B Facility Effective Date plus additional amounts, if any, owing pursuant to Section 3.05 of the Credit Agreement.

(e) All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel.

(f) No Default or Event of Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this First Amendment.

5. Miscellaneous.

5.1 Waiver of Compensation. In connection with the increase in the Aggregate Revolving Commitments from $1,100,000,000 to $1,350,000,000, it will be necessary for the Borrower to prepay certain Revolving Loans prior to the last day of the Interest Period for such Loans. By its execution of a Consent of Lender, each Revolving Lender and each Original Term Loan Lender that is assuming a Term B Commitment hereby waives any right such Lender may now or hereafter have for any loss, cost or expense incurred by such Revolving Lender as a result of such prepayment, whether pursuant to Section 3.05 of the Credit Agreement or otherwise.

5.2 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

5.3 Waivers. This First Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

5.4 Counterparts. This First Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.5 Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

BOYD GAMING CORPORATION

By:	/s/ Paul J. Chakmak
Name:	Paul J. Chakmak
Title:	Senior Vice President–Finance and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Assistant Vice President

EXHIBIT A

to First Amendment

to Credit Agreement

June 10, 2005

The Guarantors under the

hereinafter-described

Credit Agreement

Re:	Boyd Gaming Corporation

Gentlemen:

Please refer to (1) the Credit Agreement, dated as of May 20, 2004, as amended (as so amended, the “Credit Agreement”), by and among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (2) the Guaranty dated May 20, 2004 from the addressee in favor of the Lenders and the Administrative Agent (the “Guaranty”). Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof:

MARE-BEAR, INC., a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

SAM-WILL, INC., a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

BOYD TUNICA, INC., a Mississippi corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

CALIFORNIA HOTEL FINANCE CORPORATION, a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Vice President and Treasurer

CALIFORNIA HOTEL AND CASINO, a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

BOYD ATLANTIC CITY, INC., a New Jersey corporation

By:
Name:	Paul J. Chakmak
Title:	Vice President and Treasurer

ELDORADO, INC., a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

PAR-A-DICE GAMING CORPORATION, an Illinois corporation

By:
Name:	Paul J. Chakmak
Title:	Vice President and Treasurer

BOYD KENNER, INC., a Louisiana corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

BOYD LOUISIANA L.L.C., a Nevada limited liability company

By:
Name:	Paul J. Chakmak
Title:	Authorized Signer

M.S.W., INC., a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

TREASURE CHEST CASINO, L.L.C., a Louisiana limited liability company

By:
Name:	Paul J. Chakmak
Title:	Authorized Signer

BLUE CHIP CASINO, LLC, an Indiana limited liability company

By:	BOYD GAMING CORPORATION, a Nevada corporation, its sole member

By:
	Name:	Paul J. Chakmak
	Title:	Senior Vice President-Finance and Treasurer

BOYD LOUISIANA RACING, INC., a Louisiana corporation

By:
Name:	Paul J. Chakmak
Title:	Senior Vice President and Treasurer

BOYD RACING, L.L.C., a Louisiana limited liability company

By:	BOYD LOUISIANA RACING, INC., a Louisiana corporation, its sole member

By:
	Name:	Paul J. Chakmak
	Title:	Senior Vice President and Treasurer

BOYD SHREVEPORT, L.L.C., a Louisiana limited liability company

By:	BOYD KENNER, INC., a Louisiana corporation, its sole member

By:
	Name:	Paul J. Chakmak
	Title:	Senior Vice President and Treasurer

BOYD RED RIVER, L.L.C., a Louisiana limited liability company

By:	BOYD GAMING CORPORATION, a Nevada corporation, its sole member

By:
	Name:	Paul J. Chakmak
	Title:	Senior Vice President-Finance and Treasurer

RED RIVER ENTERTAINMENT OF SHREVEPORT PARTNERSHIP IN COMMENDAM, a Louisiana partnership in commendam

By:	BOYD SHREVEPORT, L.L.C., a Louisiana limited liability company, its general partner

	By:	BOYD KENNER, INC., a Louisiana corporation, its sole member

By:
		Name:	Paul J. Chakmak
		Title:	Senior Vice President and Treasurer

COAST CASINOS, INC., a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Vice President and Assistant Treasurer

COAST HOTELS AND CASINOS, INC., a Nevada corporation

By:
Name:	Paul J. Chakmak
Title:	Vice President and Assistant Treasurer

EXHIBIT B

to First Amendment

to Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Credit Agreement dated as of May 20, 2004 among Boyd Gaming Corporation, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of the First Amendment to the Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                     , 2005

[Name of Institution]

By:
Name:
Title:

B-1

EXHIBIT C-1

to First Amendment

to Credit Agreement

FORM OF TERM B NOTE

June     , 2005

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                                               or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 20, 2004, as amended by that certain First Amendment to Credit Agreement dated as of June 10, 2005 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and L/C Issuer, and Wells Fargo Bank, N.A., as Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term B Note is one of the Term B Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term B Note may become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term B Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term B Note.

C-1-1

THIS TERM B NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

BOYD GAMING CORPORATION

By:

Name:
Title:

C-1-2

TERM LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________
___________	___________	___________	___________	___________	___________	___________

C-1-3